LOAN AGREEMENT

THIS AGREEMENT made the March 31, 2020.

BETWEEN:

BRIAN NOLAN of 4440 S. Piedras Drive, Suite 136, San Antonio, TX 78228 (“Lender”).

OF THE FIRST PART

AND:

EQUITABLE MINERAL AND DEVELOPMENT, INC. , a company incorporated pursuant to the laws of Delaware with an address at 4440 S. Piedras Drive, Suite 136, San Antonio, TX 78228 ("Company").

OF THE SECOND PART

WHEREAS:

A. Company requires funding in connection with its business operations.

B. Lender has agreed to loan the amount up to US$50,000 to the Company, on certain terms and conditions contained herein.

C.   Lender has already advanced $38,000.00 out of the $50,000.00 herein.

NOW THEREFORE THIS AGREEMENT WITNESSETH the parties hereto agree as follows:

1.Lender hereby agrees to loan the amount up to US$50,000. Lender has already advanced $38,000.00 of the $50,000.00 herein.

2.Loan funds advanced shall be non-interest bearing, secured and payable upon demand.

3.Any additional funds that Lender loans to Company subsequent to this Agreement shall be subject to the same terms as this Agreement, unless otherwise agreed in writing.

IN WITNESS WHEREOF the parties hereto have hereunto affixed their respective hands, both as of the day and year first above written.

EQUITABLE MINERAL AND DEVELOPMENT, INC.

/s/ Brian Nolan	/s/ Austin Gard
Brian Nolan	Authorized Signatory